                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  MAY 15, 2005
                                 DATE OF REPORT
                        (Date of earliest event reported)



                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                       1-8514               95-3822631
(State or other jurisdiction of       (Commission          (I.R.S. Employer
 incorporation or organization)       File Number)        Identification No.)

                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)

                                      77060
                                   (Zip Code)

                                 (281) 443-3370
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective May 15, 2005, Mr. Michael Pearce, President of Smith Technologies, a business unit of Smith International, Inc. (the "Company"), entered into a Change-of-Control Employment Agreement with the Company. A copy of the agreement is attached hereto as Exhibit 10.1.

The Change-of-Control Employment Agreement (the "Agreement") provides for the continued employment of Mr. Pearce for a period of three years if terminated following a "change of control" of the Company as defined in the Agreement. If following a change of control Mr. Pearce is terminated by the Company (other than for cause, death or disability) or if he elects to terminate his employment for "good reason" (as defined in the Agreement), he is entitled to receive a lump sum payment in cash equal to the aggregate of the following amounts: (i) current annual base salary and prorata bonus through the date of termination;
(ii) any compensation previously deferred by him and any accrued vacation pay;
(iii) three times the aggregate of his annual base salary and highest annual bonus (as defined in the Agreement); and (iv) any actuarial difference in the benefit under the Company's Supplemental Executive Benefit Plan he would have received had his employment continued for three years after the date of his termination.

Under the terms of the Change-of-Control Employment Agreement, Mr. Pearce would also receive continued coverage under applicable welfare and benefit plans for three years if terminated following a change of control. The Agreement also provides for an additional payment to him of an amount equal to any Excise Tax (as defined in the Agreement) imposed on the aggregate cash payment described above and any income taxes imposed on such additional payment, so that the executive receives the amount that would have been received had any Excise Tax not been imposed.

On May 15, 2005, Mr. Pearce was appointed President of Smith Technologies. No disclosures under Item 5.02 are being made in connection with this appointment as this position is not considered a principal operating officer of the Registrant.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         Exhibit No.         Exhibit
         -----------         -------
         10.1                Change-of-Control Employment Agreement dated
                             May 15, 2005 between the Company and Michael Pearce




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SMITH INTERNATIONAL, INC.


Date: May 19, 2005                      /s/ NEAL S. SUTTON
                                        ----------------------------------------
                                        By: Neal S. Sutton
                                        Senior Vice President - Administration,
                                        General Counsel and Secretary

                                  EXHIBIT INDEX


         Exhibit No.         Exhibit
         -----------         -------
         10.1                Change-of-Control Employment Agreement dated
                             May 15, 2005 between the Company and Michael Pearce